UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015 (October 29, 2015)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16633	84-1460811
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

(303) 381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 26, 2015, the Board of Directors of Array BioPharma Inc. (the “Company”) approved an amendment, subject to stockholder approval, to the Company’s Certificate of Incorporation to increase the number of shares of common stock reserved for issuance by the Company from 220,000,000 to 280,000,000. On October 29, 2015, the stockholders of the Company approved this amendment at the Company’s 2015 Annual Meeting of stockholders (the “Annual Meeting”). A copy of the amendment is attached as Appendix B to the definitive proxy statement filed by the Company with the Securities and Exchange Commission in connection with the Annual Meeting.

Item 5.07.     Submission of Matters To a Vote of Security Holders

On October 29, 2015, the Company held its Annual Meeting. There were 111,178,391 shares of common stock represented in person or by valid proxies at the Annual Meeting and entitled to be voted, representing 78.11% of the 142,322,137 shares of common stock outstanding as of the August 31, 2015 record date. The stockholders voted on five proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission dated September 18, 2015. The following is a tabulation of the final voting results for each of the proposals presented and voted on at the Annual Meeting.

Proposal 1: The Company’s stockholders elected two Class III Directors, each to serve for a three-year term expiring at the 2018 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	89,603,165	1,519,301	20,055,925
Gwen A. Fyfe, M.D.	60,498,773	30,623,693	20,055,925

Proposal 2: The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase in the number of shares of Common Stock authorized for issuance by the Company from 220,000,000 to 280,000,000 shares. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,949,022	4,544,454	684,915	20,055,925

Proposal 3: The Company’s stockholders approved the material terms of the Company’s stock option and incentive plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
51,710,153	39,298,517	113,796	20,055,925

Proposal 4: The Company’s stockholders approved the advisory vote on executive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
89,309,256	1,687,166	126,044	20,055,925

Proposal 5: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2016. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
108,718,840	2,078,689	380,862	20,055,925

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2015	Array BioPharma Inc.

	By:	/s/ Mary P. Henahan
Mary P. Henahan Chief Financial Officer